 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2010

SHENGTAI PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51312	54-2155579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Changda Road East
Development District, Changle County
Shandong, 262400
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 536-6295802
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 18, 2010, Shengtai Pharmaceutical, Inc. (the “Company”) published a power point presentation (the “PPT”). The PPT is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.  As part of a series of meetings to be held during the week of October 18, 2010 (“Conference”), executives of the Company will provide an overview of the Company and present the PPT.

Certain statements made in the PPT or by executives at the Conference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).  Forward-looking statements involve a number of risks and uncertainties.  A number of factors could cause the Company’s actual results, performance, achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.  Some of these factors include, but are not limited to, the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010, the Company’s Quarterly Reports on Form 10-Q and other filings that the Company makes from time to time.  Due to these uncertainties and risks, readers of this report and persons who view these presentations and the PPT are cautioned not to place undue reliance on such forward-looking statements, which speak only as of October 18, 2010.  The Company disclaims any duty to update guidance or any other forward-looking statement provided in the Exhibit to this report or in the presentations made by Company executives to reflect subsequent events, actual results or changes in the Company’s expectations.

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section of the Exchange Act.  Furthermore, the information contained in this report, including the Exhibit attached hereto, shall not be deemed to be incorporated by reference into any registration statement of the Company or other document filed by the Company pursuant to the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No	Description
99.1	Power Point Presentation of the Company, dated October 18, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGTAI PHARMACEUTICAL, INC.

Dated: October 18, 2010
	By:	/s/ Qingtai Liu
Name: Qingtai Liu
Title: Chief Executive Officer

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